Virtus Seix Corporate Bond Fund and Virtus Zevenbergen Innovative Growth Stock Fund,
each, a series of Virtus Asset Trust

Supplement dated October 20, 2020 to the

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 28, 2020, as supplemented

IMPORTANT NOTICE TO INVESTORS

The statutory prospectus and SAI for Virtus Asset Trust have been updated to reflect changes to Virtus Seix Corporate Bond Fund and Virtus Zevenbergen Innovative Growth Stock Fund, (the “Funds”).

Effective October 19, 2020, the disclosure for the Funds in the Virtus Asset Trust statutory prospectus and SAI is no longer valid. Please see the Funds’ separate statutory prospectuses, summary prospectuses and SAI for additional disclosure regarding these changes.

Investors should retain this amendment with the

Prospectuses and SAI for future reference.

VAT 8022 SeixCorpBond-ZevenbergenChanges (10/2020)